SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K/A

                                  CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act

                                November 30, 2000
                                  Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)

                         CARAVAN ACQUISITION CORPORATION
              -----------------------------------------------------
            (Exact Name of Registrant as Specified in
                                   its Charter)

                           1118 Homer Street, Suite 229
                   Vancouver, British Columbia, Canada V6B 6L5
                     ----------------------------------------
                     (Address of principal executive offices)

                                  (604) 899-3224
                          ------------------------------
                         (Registrant's telephone number)

Delaware                            0-29697                    52-2218869
(State or other                 (Commission                (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


NOTE:

This amendment amends Item 7 of the Current Report on Form 8-K filed on January 14, 2001.


            ITEM 7.     FINANCIAL STATEMENTS

                        The audited financial statements for the
             year ended December 31, 2000 are attached hereto.



            SIGNATURES


                         Pursuant to the requirements of
            the Securities Exchange Act of 1934, the
            Registrant has duly caused this Current
            Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CARAVAN ACQUISITION CORPORATION


                                  /s/ Nancy Wells
                                      President

            Date:   February 13, 2001


                   CARAVAN ACQUISITION CORPORATION
                    (A DEVELOPMENT STAGE COMPANY)
                         FINANCIAL STATEMENTS
                       AS OF DECEMBER 31, 2000




                   CARAVAN ACQUISITION CORPORATION
                    (A DEVELOPMENT STAGE COMPANY)

                               CONTENTS




PAGE
     1          INDEPENDENT AUDITORS' REPORT



     2          BALANCE SHEET AS OF DECEMBER 31, 2000



     3 STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000 AND FOR THE PERIOD
                FROM MARCH 24, 1999 (INCEPTION) TO DECEMBER 31, 2000

     4 STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY FOR THE PERIOD FROM MARCH 24,
                1999 (INCEPTION) TO DECEMBER 31, 2000

     5 STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2000 AND FOR THE PERIOD
                FROM MARCH 24, 1999 (INCEPTION) TO DECEMBER 31, 2000

      6 - 10       NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2000



                     INDEPENDENT AUDITORS' REPORT


To the Board of Directors of:
Caravan Acquisition Corporation
(A Development Stage Company)

                We have audited the accompanying
                balance sheet of Caravan Acquisition
                Corporation (a development stage
                company) as of December 31, 2000 and
                the related statements of
                operations, changes in stockholders'
                deficiency and cash flows for the
                year ended December 31, 2000 and for
                the period from March 24, 1999
                (inception) to December 31, 2000.
                These financial statements are the
                responsibility of the Company's
                management.  Our responsibility is
                to express an opinion on these
                financial statements based on our
                audit.

                We conducted our audit in accordance
                with auditing standards generally
                accepted in the United States.
                Those standards require that we plan
                and perform the audit to obtain
                reasonable assurance about whether
                the financial statements are free of
                material misstatement.  An audit
                includes examining, on a test basis,
                evidence supporting the amounts and
                disclosures in the financial
                statements.  An audit also includes
                assessing the accounting principles
                used and significant estimates made
                by management, as well as evaluating
                the overall financial statement
                presentation.  We believe that our
                audit provides a reasonable basis
                for our opinion.

                In our opinion, the financial
                statements referred to above present
                fairly in all material respects, the
                financial position of Caravan
                Acquisition Corporation (a
                development stage company) as of
                December 31, 2000, and the results
                of its operations and its cash flows
                for the year ended December 31, 2000
                and for the period from March 24,
                1999 (inception) to December 31,
                2000 in conformity with accounting
                principles generally accepted in the
                United States.

                The accompanying financial
                statements have been prepared
                assuming that the Company will
                continue as a going concern.  As
                discussed in Note 8 to the financial
                statements, the Company has had a
                substantial loss from operations,
                and working capital and equity
                deficiencies.  These matters raise
                substantial doubt about the
                Company's ability to continue as a
                going concern.  Management's plans
                in regards to these matters is also
                described in Note 8.  The financial
                statements do not include any
                adjustments that might result from
                the outcome of this uncertainty.


WEINBERG & COMPANY, P.A.


Boca Raton, Florida
February 8, 2001


           CARAVAN ACQUISITION CORPORATION
            (A DEVELOPMENT STAGE COMPANY)
                    BALANCE SHEET
               AS OF DECEMBER 31, 2000

                          ASSETS

                CURRENT ASSETS
                Cash                                          $   130
                Prepaid expenses                                  486
                                                               ______
                TOTAL CURRENT ASSETS                              616

                OTHER ASSETS
                INTANGIBLES                                       470
                                                                _____
                TOTAL ASSETS                                  $ 1,086

                LIABILITIES AND STOCKHOLDERS' DEFICIENCY

                CURRENT LIABILITIES
                LOAN PAYABLE  STOCKHOLDER                     $ 1,488
                                                                _____
                TOTAL CURRENT LIABILITIES                       1,488

                STOCKHOLDERS' DEFICIENCY
                PREFERRED STOCK, $.0001 PAR VALUE,
                20,000,000 SHARES AUTHORIZED,
                NONE ISSUED AND OUTSTANDING                         --

                COMMON STOCK, $.0001 PAR VALUE,
                100,000,000 SHARES AUTHORIZED,
                5,000,000 ISSUED AND OUTSTANDING                   500

                ADDITIONAL PAID-IN CAPITAL                      50,535

                DEFICIT ACCUMULATED DURING DEVELOPMENT STAGE   (51,437)
                                                                ______

                TOTAL STOCKHOLDERS' DEFICIENCY                    (402)
                                                                ______

                TOTAL LIABILITIES AND
                     STOCKHOLDERS' DEFICIENCY                  $ 1,086


           CARAVAN ACQUISITION CORPORATION
            (A DEVELOPMENT STAGE COMPANY)
               STATEMENTS OF OPERATIONS
                                                          March 24, 1999
                                  For the Year Ended      (Inception) to
                                   December 31, 2000      December 31, 2000

                INCOME                    $  --                      $  --

                EXPENSES

                Professional fee            50,000                  50,000
                Organization expense          -                        535
                Rent                           439                     439
                Website costs                  423                     423
                Licenses                        40                      40

                Total expenses              50,902                  51,437

                NET LOSS                 $ (50,902)            $   (51,437)

                NET LOSS PER COMMON
                SHARE AND EQUIVALENTS-
                BASIC AND DILUTED        $   (0.01)            $     (0.01)

                WEIGHTED AVERAGE SHARES
                OUTSTANDING DURING THE
                PERIOD--BASIC AND DILUTED 5,000,000               5,000,000


           CARAVAN ACQUISITION CORPORATION
            (A DEVELOPMENT STAGE COMPANY)
                STATEMENT OF CHANGES IN
               STOCKHOLDERS' DEFICIENCY
            FOR THE PERIOD FROM MARCH 24, 1999
                    (INCEPTION)
                 TO DECEMBER 31, 2000
                                                        DEFICIT
                                                       ACCUMULATED
                     COMMON STOCK          ADDITIONAL     DURING
                        ISSUED             PAID-IN    DEVELOPMENT
                     Share     Amount      CAPITAL       STAGE         TOTAL

Common Stock
  Issuance         5,000,000    $  500    $    -       $    -        $   500

Redemption of
  common stock    (4,700,000)     (470)        -            -           (470)

Stock issued
  for asset
  acquisition     4,700,000        470         -            -            470

Fair value of
  expense
  contributed           -           -        50,535         -          50,535

Net loss for the
periods ended:
 December 31, 1999      -           -           -           (535)        (535)
 December 31, 2000      -           -           -        (50,902)     (50,902)

BALANCE AT
DECEMBER 31, 2000  5,000,000     $500      $50,535      $(51,437)     $  (402)

           CARAVAN ACQUISITION CORPORATION
            (A DEVELOPMENT STAGE COMPANY)
               STATEMENTS OF CASH FLOWS


                                                             March 24, 1999
                                      For the Year Ended    (Inception) to
                                       December 31, 2000    December 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:

 Net loss                                  $   (50,902)       $  (51,437)
   Adjustment to reconcile net loss
     to net cash provided by operating
     activities
   Contributed expenses                         50,000            50,535
   Increase in prepaid expenses                   (486)             (486)
   Increase in loan payable - stockholder        1,488             1,488

   Net cash provided by operating activities       100               100

   CASH FLOWS FROM INVESTING ACTIVITIES             --                --

   CASH FLOWS FROM FINANCING ACTIVITIES:

      Proceeds from issuance of common stock        --               500

      Funds used to redeem common stock           (470)             (470)

      Net cash provided by (used in)
        financing activities                      (470)               30

  INCREASE (DECREASE) IN CASH AND CASH
      EQUIVALENTS                                 (370)              130

  CASH AND CASH EQUIVALENTS--BEGINNING
      OF PERIOD                                    500                 -

  CASH AND CASH EQUIVALENTS-END OF PERIOD     $    130         $     130

SUPPLEMENTAL DISCLOSURE OF NON - CASH INVESTING AND FINANCING ACTIVITIES:

    During 2000, the Company issued 4,700,000 shares of its common stock to acquire the intangible assetsof E-vacationnn pro.com having a fair value of $470.

           CARAVAN ACQUISITION CORPORATION
            (A DEVELOPMENT STAGE COMPANY)
            NOTES TO FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 2000

           NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                   (A) ORGANIZATION AND BUSINESS OPERATIONS

                       Caravan Acquisition Corporation
                       (a development stage company)
                       ("the Company") was incorporated
                       in Delaware on March 24, 1999
                       to serve as a vehicle to
                       effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. At
                       December 31, 2000, the Company had not
                       yet commenced any formal business
                       operations, and all activity to
                       date relates to the Company's
                       formation, acquisition of assets (See Note
                       4(B)) and proposed fund raising.  The
                       Company's fiscal year end is
                       December 31.

                       The Company's ability to commence
                       operations is contingent upon its ability to raise the capital it will require to implement its business plan through the issuance of equity securities, debt securities, bank borrowings or a combination thereof.

                      (B) USE OF ESTIMATES

                      The preparation of the financial
                      statements in conformity with
                      generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      (C) CASH AND CASH EQUIVALENTS

                      For purposes of the statement of
                      cash flows, the Company considers all
                      highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

                     (D) INCOME TAXES

                       The Company accounts for income taxes
                       under the Financial Accounting
                       Standards Board of Financial
                       Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                      (E) PER SHARE DATA

                        Basic and diluted net loss per common share is computed based on the weighted average common shares outstanding as defined by Statement of Financial Accounting
                        Standards, No. 128, "Earnings Per Share".
                        Common stock equivalents have not been
                        included in the computation of diluted loss per share since the effect would be anti-dilutive.

                    NOTE 2  LOAN PAYABLE - STOCKHOLDER

                         The Company has received advances from a stockholder. The stockholder provided funding for working capital requirements and paid start-up expenses incurred by the Company. The amounts are non-interest bearing and due on demand.

                    NOTE 3  COMMITMENTS AND CONTINGENCIES

                        OPERATING LEASE

                        The Company leases corporate office space under an operating lease. This lease has a remaining term expiring in 2002.

                        Future minimum lease payments under operating leases are as follows at December 31, 2000:

                             2001              $ 11,011
                             2002                 2,313
                                               $ 13,324

                         Rent expense under operating leases for the year ended December 31, 2000 and for the period from March 24, 1999 (inception) to December 31, 2000 was $439.

                    NOTE 4  STOCKHOLDERS' DEFICIENCY

                    (A) PREFERRED STOCK

                    The Company is authorized to
                    issue 20,000,000 shares of
                    preferred stock at $.0001 par
                    value, with such designations,
                    voting and other rights and
                    preferences as may be
                    determined from time to time by
                    the Board of Directors.

                    (B) COMMON STOCK

                    The Company is authorized to
                    issue 100,000,000 shares of common
                    stock at $.0001 par value.  The
                    Company originally issued 5,000,000
                    shares of its common stock to
                    TPG Capital Corporation ("TPG") pursuant to Rule 506 for an aggregate consideration of $500.

                    On November 30, 2000, the
                    Company redeemed from TPG
                    4,700,000 shares of its common
                    stock for an aggregate
                    consideration of $470.

                    On November 30, 2000, the
                    Company issued 4,700,000 shares
                    of its common stock to acquire
                    the intangible assets of
                    E-vacation pro.com.  The
                    intangible assets acquired
                    are shown on the balance sheet at
                    their fair value of $470 and will
                    be amortized using the straight-line
                    method over a 5 year period commencing
                    January 1, 2001.

                    The Company had  subscriptions
                    receivable for 5,000,000 shares
                    of its common stock for an
                    aggregate amount of $500, which
                    was received in January 2001.

                    (C) ADDITIONAL PAID-IN CAPITAL

                     Additional  paid-in capital
                     at December 31, 2000 includes
                     the fair value of the amount of
                     organization and professional
                     costs incurred by TPG on behalf
                     of the Company (See Note 6)
                     which amounted to $535.  In
                     addition, paid-in capital
                     was credited for $50,000 which
                     represented professional fees that were
                     paid pursuant to the agreement
                     discussed in Note 5 by an
                     individual who owns a company
                     that is a stockholder ofthe Company.

                    NOTE 5  AGREEMENT

                  On October 24, 2000, the business entity,
                 whose assets were subsequently acquired by the Company, (See Note 4(b)) signed an agreement with TPG, a related entity (See Note 6). The agreement called for TPG to provide, among other things, professional services relating to Securities and Exchange Commission filings and other securities matters.

                      NOTE 6  RELATED PARTIES

                      TPG Capital is a stockholder of the Company. Legal services to the Company are being provided by a firm whose principal stockholder is the controlling stockholder TPG Capital.

                      NOTE 7  INCOME TAXES

                      Income tax expense (benefit) for the years ended December 31, 2000 and 1999 is summarized as follows:

                                               2000               1999

                       Current:
                         Federal             $   -                   -
                         State                   -                   -

                       Deferred:
                         Federal                 -                   -
                         State                   -                   -

                        Income tax expense
                            (benefit)        $   -                $   -

                The Company's tax expense differs from the "expected" tax expense for the years ended December 31, 2000 and 1999 (computed by applying U.S. Federal Corporate tax rate of 34 percent to income before taxes), as follows:

                                               2000                1999

         Computed "expected" tax
          expense (benefit)          $       (17,307)       $        (182)

        Effect of net operating
          loss carryforwards                  17,307                  182

                                      $          -           $        -

                The tax effects of temporary differences that give rise to significant portions of deferred tax assets at December 31, 2000 are as follows:

                                            2000              1999

            Deferred tax assets:
            Net operating loss
              carryforwards              $ 17,489            $   182

            Total gross deferred
              tax assets                   17,489                 182
            Less valuation allowance      (17,489)               (182)

            Net deferred tax asset        $    -             $     -

                 At December 31, 2000, the Company had a net operating loss carryforward of approximately $51,437 for income tax purposes, available to offset future taxable income expiring on various dates through 2020. The valuation allowance at December 31, 1999 was $182. The net change in the valuation allowance during the year ended December 31, 2000 was an increase of $17,307.

               NOTE  8   GOING CONCERN

                 As reflected in the accompanying financial statements, the Company's current period loss, working capital deficiency, and stockholders' deficiency of $50,902, $872, and $402, respectively, raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                 The Company intends to raise additional equity capital through the sale of its common stock (See Note 9) and is continuing its website development efforts. Management believes that actions presently taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.

               NOTE  9   SUBSEQUENT EVENT

               PRIVATE PLACEMENT AND OTHER STOCK ISSUANCES

                 On January 4, 2001 the Company approved a private placement for 300,000 shares at $.25. As of the date of this report, subscriptions for 212,500 shares have been received. Fully paid subscriptions consist of 75,100 shares at $.25 for a total of $18,775.